UNITED STATES
SECURITIES AND EXCHANGECOMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2011

ISRAMCO, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-12500	13-3145265
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 West Loop South Suite 810 Houston Texas 77027
 (Address of principal executive offices, including Zip Code)

713-621-3882
(Registrant's telephone number, including area code)

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

We disclosed information in our Quarterly Report on Form10-Q for the three months ended September 30, 2010 and our Annual Report on Form 10-K for the year ended December 31, 2010,  relating to three  shareholder derivative petitions that were filed by individual shareholders of the Company in the District Court of Harris County, Texas.  These petitions each named certain of our officers and directors as defendants.  Each of these suits claims that the shareholders were damaged as a result of various breaches of fiduciary duty, self dealing and other wrongdoing in connection with the Restated Agreement between the Company and Goodrich, dated November 25, 2008 (the “Goodrich Agreement”) and other matters.  These cases had all been previously consolidated into a single case, called Lead Cause No. 2009-34535; In Re Isramco, Inc. Shareholder Derivative Litigation (the “Derivative Litigation”); In the 55th Judicial District Court of Harris County, Texas (the “Court”).

Although the defendants that have appeared in the case dispute the allegations of the plaintiffs and believe them to be without merit, subsequently, the derivative plaintiffs, the Company and the other defendants that have appeared in the case reached a tentative settlement of this litigation as to all claims and all named parties (the “Settlement”).

The Settlement has received preliminary approval by the Court pursuant to the terms of the Preliminary Order Approving Derivative Settlement and Providing for Notice dated August 22, 2011. The Settlement is subject to final approval of the Court which has been scheduled for October 24, 2011at 1:30 p. m. The Court’s final approval is subject to various terms and conditions including the requirement that the notice of the Settlement be provided to shareholders by dissemination of Notice of Proposed Settlement of Derivative Action in the form approved by the Court (the “Notice”) and related Stipulation of Settlement (the “Stipulation”) by issuance of Current Report on Form 8-K (“8-K Notice Requirement”)  filed with the Securities and Exchange Commission (the “Commission”) and publication of the Notice in the Investor’s Business Daily.  We have filed this Report on Form 8-K and each of the Notice and Stipulation has been filed as Exhibits to this Form 8-K to satisfy the Court’s 8-K Notice Requirement.  The full text of the Notice and the Stipulation are filed with the Commission, as Exhibits 22.1 and 22.2, respectively.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.        Description of Exhibits

22.1                     Notice of Proposed Settlement of Derivative Action
22.2                     Stipulation of Settlement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISRAMCO, INC.

DATED: August 29, 2011	By:	/s/ Haim Tsuff
Haim Tsuff
Chief Executive Officer